UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 4, 2017

(Date of earliest event reported)

A.M. Castle & Co.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1420 Kensington Road, Suite 220 Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

(847) 455-7111

 (Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement

Third Amendment to Credit and Guaranty Agreement

On May 4, 2017, the Company and certain of its subsidiaries entered into a Third Amendment to Credit and Guaranty Agreement (the “Third Amendment”) with respect to the Credit and Guaranty Agreement dated December 8, 2016, by and among the Company, certain of its subsidiaries, the lenders party thereto, and Cantor Fitzgerald Securities, as Administrative and Collateral Agent, as amended.  Under the Third Amendment, in order to provide additional liquidity to the Company, the lenders party to the agreement and the Agent agreed (i) to advance the date of the Company’s access to up to $12,500,000 of term loan borrowing availability under its existing credit facilities to May 10, 2017 (from the previously applicable date of June 12, 2017), and (ii) to waive certain mandatory prepayment provisions as to the contemplated receipt of certain funds by the Company from a letter of credit cash collateral account related to its Janesville, Wisconsin location.

The foregoing description is a summary and is qualified in its entirety by reference to the Third Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 8.01 – Other Events

On May 4, 2017, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Cautionary Note Regarding Forward-Looking Statements

Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to obtain sufficient acceptances in connection with our solicitation of debt holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in any necessary chapter 11 case, including maintaining strategic control as debtor-in-possession; our ability to confirm and consummate a chapter 11 plan of reorganization in any necessary chapter 11 case; the effects of the filing of any necessary chapter 11 case on our business and the interests of various constituents; the bankruptcy court’s rulings in any necessary chapter 11 case, as well as the outcome of any such case in general; the length of time that we may operate under any necessary chapter 11 protection and the continued availability of operating capital during the pendency of any necessary chapter 11 case; risks associated with third party motions or objections in any necessary chapter 11 case, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of any necessary chapter 11 case on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our restructuring. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our Current Report on Form 8-K filed April 7, 2017, and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017, which we will file shortly. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

10.1	Third Amendment to Credit and Guaranty Agreement, dated as of May 4, 2017, by and among the Company, certain of its subsidiaries, the Lenders party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent.
99.1	Press Release, dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A.M. Castle & Co.

Date: May 4, 2017	By:	/s/ Marec E. Edgar
Marec E. Edgar Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Credit and Guaranty Agreement, dated as of May 4, 2017, by and among the Company, certain of its subsidiaries, the Lenders party thereto, and Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent.
99.1	Press Release, dated May 4, 2017.